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                                  EXHIBIT 10.11

                          ACKNOWLEDGEMENT AND AGREEMENT

                                     BETWEEN

                           THEHEALTHCHANNEL.COM, INC.

                                       AND

                           SWARTZ EQUITY PARTNERS, LLC

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                          ACKNOWLEDGEMENT AND AGREEMENT


        With respect to the Investment Agreement entered into as of August 15, 2000, by and among thehealthchannel.com, a corporation duly incorporated and existing under the laws of the State of Delaware (the "Company") and Swartz Private Equity, LLC (hereinafter referred to as "Swartz"), the Company hereby agrees and acknowledges the following:

        The Company acknowledges that the Investor may sell the Put Shares any time, and from time to time, after the Put Date for such shares, and that such sales may occur during a Pricing Period or Pricing Periods and may have the effect of reducing the Purchase Price.

        Furthermore, the Company agrees to present the proposed final registration statement to be filed pursuant to the terms of the Registration Rights Agreement entered into in conjunction with the Investment Agreement to Swartz for its review at least five (5) business days prior to the proposed filing date, and to obtain Swartz's final comments to the registration statement before filing it with the SEC.

                      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of this 15th day of August, 2000.


THEHEALTHCHANNEL.COM


                                           By:  /s/ Donald Shea
                                              ----------------------------
                                                  Donald Shea, CEO

                               Address: 260 Newport Center Drive, Suite 250 Newport Beach, CA 92660
                                           Telephone: (949) 631-8317
                                           Facsimile: (949) 719-6055


                                           SWARTZ PRIVATE EQUITY, LLC


                                           By:  /s/ Eric S. Swartz
                                              -----------------------------
                                                  Eric S. Swartz, Manager

                               Address:    1080 Holcomb Bridge Road
                                           Bldg. 200, Suite 285
                                           Roswell, GA  30076
                                           Telephone: (770) 640-8130
                                           Facsimile:  (770) 640-7150